United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 29, 2008	000-52631
Date of Report (Date of earliest event reported)	Commission File Number

GREEN ENERGY HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	52-2404983
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2101 N.W. Boca Raton Blvd, Suite 1, Boca Raton, FL  33431
 (Address of Principal Executive Offices) (Zip Code)

(561) 400-1050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(  c))

Item 1.01                     Entry into a Material Definitive Agreement

Effective December 29, 2008, Green Energy Holding Corp. entered into a stock purchase agreement to sell  a total of 14,370,700 newly issued common shares, representing approximately  96.5% of its outstanding common stock after the sale.  The purchase price for these shares was an aggregate of $175,000, the proceeds of which were used to pay outstanding Company liabilities.  This amount does not include additional acquisition expenses, which include legal fees, accounting expenses and administrative expenses with the total transaction cost not to exceed  $500,000.  The agreement includes customary representations and warranties.   Prior to the closing, the type of securities outstanding was common stock.  No preferred stock or any derivative securities including, without limitation, options warrants, or convertible securities  were issued or outstanding.   As of the closing date of the agreement, there were no anti-dilution or price adjustment provisions contained in any security issued by the Company.  One person acted as representative of the purchasers.

 The purchasers currently intend to continue the Company’s business focus of in the areas of  oil and gas, including exploration and development, as well as other energy projects including power development, both domestically and internationally.  Pursuant to the terms of the Agreement, immediately following the closing, the Company had no financial obligations to any third parties.   The purchase price was negotiated between the parties and has no bearing of the price of the Company’s common stock.  The sale of common stock was made to unrelated third parties.

Item 2.01                     Completion or Disposition of Assets

Sale of Common Stock

See Item 1.01 for an explanation of the transaction.

Spin-off of Subsidiary

Prior to the closing of the stock purchase agreement, the Company spun-off its wholly-owned subsidiary, Green Energy Corp. to its stockholders, which record date was December 28, 2008.   Each of the stockholders received one share of restricted common stock for each one share held in the Company.  No consideration was paid for the shares.  Green Energy is a Colorado corporation and has been a wholly-owned subsidiary since 2006.  The transfer was effected as a tax-free reorganization pursuant to Section 351 of The Internal Revenue Code.

Item 3.02.                      Unregistered Sales of Equity Securities.

On December 29, 2008, the Company sold a total of 14,370,700 newly issued common shares, representing approximately  96.5%% of its outstanding common stock after the sale.  The sale of these securities were deemed to be exempt from registration under the Securities act in reliance on Section 4(2) of the Securities Act, or Regulation D or Regulation S promulgated thereafter, as transactions by an issuer not involving a public offering. Each of the purchasers represented their respective intention to acquire the securities for investment only and not with a view for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificates and instruments issued in such transactions. The issuance of these securities was made without general solicitation or advertising. Each of the purchasers is an accredited investor and had adequate access, through their relationship with the Company, to information, including financial, about the Company. This transaction did not involve any underwriters, underwriting discounts or commissions.

Item 5.01                      Change of Control of Registrant

On December 29, 2008, 96.5% of the Company’s outstanding common stock was acquired by unrelated third parties.  An aggregate of $175,000 were paid for the shares.  The proceeds from the sale of these securities were used to pay outstanding Company liabilities.   This amount does not include additional acquisition expenses, which include legal fees, accounting expenses and administrative expenses with the total transaction cost not to exceed  $500,000.  Based on information provided to the Company by the purchasers, all funds used to purchase the shares were from personal funds.  As a result of this transaction, a total of 15,476,409 common shares are now issued and outstanding.

A majority of the Company’s Directors following the transaction have remained on the Board.

The new officers, directors, and control persons intend to file the appropriate disclosure required by the Securities Exchange Commission.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director, Chief Executive Officer, and Chief Financial Officer.

Effective as of the close of business on December 29, 2008, the Board of Directors of Green Energy appointed John Adair to serve as the Chairman of the Board of Directors, its Chief Executive Officer and its Chief Financial Officer.   Mr. Adair has served as the Chief Executive Officer and a member of the Board of Directors of Cherokee Oil and Gas, Inc. and Vice Chairman of Cherokee Allied Oil and Gas.   Cherokee Allied Oil and Gas Corporation is the oil and gas arm of Energy Allied International, an international project development firm that identifies and develops large scale, energy-related infrastructure projects.  Their activities are focused on refining, petrochemicals, biofuels, power and infrastructure industries.  Energy Allied currently has projects ongoing in North America, the Middle East and West Africa.

Resignation of Chief Executive Officer and Chief Financial Officer.

Immediately following the closing, Dennis C. Murphy resigned as the Company’s President and Robert A. Hildebrand resigned as its Chief Financial Officer and Secretary.  Neither Mr. Murphy nor Mr. Hildebrand had any disagreements with the Company.  Both remain members of the Company’s Board of Directors.

Item 9.01                     Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)           Pro forma financial information.

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)           Exhibits

10.1	Form of Stock Purchase Agreement between the Company and the Representative of certain stockholders dated December 29, 2008.

Forward-Looking Statement

        This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting the Company’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 1, 2008	GREEN ENERGY HOLDING CORP.

/s/ John Adair,
By: John Adair, Chief Executive Officer